UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 14, 2002

LIBERTY LIVEWIRE CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-1461 (Commission File Number)	13-1679856 (IRS Employer Identification Number)

520 Broadway, Fifth Floor Santa Monica, CA (Address of Principal Executive Offices)	90401 (Zip Code)

(310) 434-7000
(Registrant’s Telephone Number, Including Area Code)

NONE.
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT 99.1

Item 9. Regulation FD Disclosure.

     On November 14, 2002, Liberty Livewire Corporation (the “Company”) filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended September 30, 2002 accompanied by the certifications of William R. Fitzgerald, the Company’s chief executive officer, and George C. Platisa, the Company’s chief financial officer, required pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code). A conformed copy of the certifications is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIBERTY LIVEWIRE CORPORATION

Date: November 14, 2002	By:	/s/ George C. Platisa

George C. Platisa Chief Financial Officer